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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                   Form 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 14, 1998




                         MICROCIDE PHARMACEUTICALS, INC.
               (Exact name of registrant as specified in charter)



Delaware                               0-28006            94-3186021
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)



                                850 Maude Avenue
                             Mountain View, CA 94043
                    (Address of Principal Executive Offices)

                                 (650) 428-1550
              (Registrant's Telephone Number, Including Area Code)


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The Registrant hereby amends Item 7 of its current report on Form 8-K filed
January 29, 1998 in its entirety to read as follows:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Business Acquired

                  Not applicable.

         (b) Pro Forma Financial Information


The unaudited pro forma condensed financial information comprised of a pro forma condensed statement of operations and explanatory notes (collectively, "the Pro Forma Financial Information") were prepared to give effect to the assignment and license of certain technology from Microcide Pharmaceuticals, Inc. ("Microcide" or the "Company") in exchange for preferred stock of Iconix Pharmaceuticals, Inc., a subsidiary. The pro forma condensed statement of operations for the nine months ended September 30, 1997, assumes that the transfer of technology occurred on January 1, 1997. The Pro Forma Financial Information do not purport to represent what Microcide's results of operations would have been if the transfer of technology in fact had occurred on that date or at the beginning of the periods indicated or to project Microcide's results of operations for any future date or period. A pro forma balance sheet has not been presented as the assignment and license of technology had no impact on Microcide's balance sheet.

The pro forma adjustments are based upon available information and upon certain assumptions as described in Note 1 to the Pro Forma Financial Information that Microcide believes are reasonable under the circumstances. The Pro Forma Financial Information should be read in conjunction with the historical financial statements, including the notes thereto. The historical financial statements of Microcide are included in its Quarterly Report on Form 10-Q for the period ended September 30, 1997, as filed with the Securities and Exchange Commission on November 14, 1997.


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                         MICROCIDE PHARMACEUTICALS, INC.

                               UNAUDITED PRO FORMA

                       CONDENSED STATEMENTS OF OPERATIONS
                      Nine Months Ended September 30, 1997
                    (In thousands, except per share amounts)


                                                          Pro Forma   Adjusted
                                             Historical  Adjustments  Pro Forma
 Revenues:
      License, milestone and other revenues   $  2,054    $   --      $  2,054
      Research revenue                           9,125        --         9,125
                                              --------    --------    --------

 Total revenues                                 11,179        --        11,179

 Operating expenses:
      Research and development                  13,515        (586)     12,929
      General and administrative                 3,126        (122)      3,004
                                              --------    --------    --------

 Total operating expenses                       16,641        (708)     15,933
                                              --------    --------    --------

 Loss from operations                           (5,462)       (708)     (4,754)

 Interest income                                 2,003        --         2,003
 Interest expense                                 (134)       --          (134)
                                              --------    --------    --------

 Net loss                                     $ (3,593)   $   (708)   $ (2,885)
                                              ========    ========    ========


 Net loss per share                           $  (0.33)               $  (0.27)
                                              ========                ========

 Shares used in calculation of
      net loss per share                        10,800                  10,800
                                              ========                ========


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           NOTE TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
                      Nine Months Ended September 30, 1997


A pro forma condensed balance sheet at September 30, 1997 has not been presented as the transaction had no impact on the Company's balance sheet since the Company recorded the exchange of technology for stock as a non-monetary transaction at the historical cost basis of the technology which is zero. The unaudited pro forma statement of operations information has been prepared by reflecting the historical statement of operations of Microcide for the nine months ended September 30, 1997 and gives effect to the following pro forma adjustments:

On January 14, 1998, the Company announced the formation and financing of Iconix Pharmaceuticals, Inc. ("Iconix"). Microcide acquired 5,250,000 shares of Iconix preferred stock in exchange for assignment and license of certain technology from the Company to Iconix as set forth in the Core Technology Development and License Agreement. Through a private placement, Iconix arranged a $12.5 million equity investment from institutional investors. Microcide holds approximately 42% of the outstanding equity of Iconix following the closing of the initial equity funding. Microcide will account for the investment using the equity method of accounting and since Microcide's investment has a zero book basis, the losses of Iconix will not flow through Microcide's statement of operations.

During the nine months ended September 30, 1997, the Company incurred direct and indirect costs aggregating $708,000 related to the technology assigned and licensed to Iconix, including allocations of certain management expenses. No direct or indirect expenses were incurred related to this program prior to January 1, 1997.

Under the terms of the Antiviral and Surrogate Genetics Research Agreement, Microcide is obligated to provide Iconix with research support funding payments of $6.1 million over the next three years. Microcide is entitled to worldwide development, manufacturing and marketing rights to antiviral products which may emerge from the collaboration and, if specified research and development milestones are achieved, will be obligated to pay Iconix milestone payments of up to $11.0 million for the first product and up to $10.5 million for each subsequent product, in addition to royalties on worldwide sales.

Through a Core Technology Development and License Agreement, Microcide and Iconix will work together over the next three years to jointly develop and utilize new technology in the areas of molecular diversity, high throughput screening, computational sciences and genome sciences. Pursuant to a Support Services Agreement, Microcide will provide Iconix with a number of services including facilities and various business support services for which the Company will be reimbursed.

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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MICROCIDE PHARMACEUTICALS, INC.


Dated: March 30, 1998                   By:  /s/ MATTHEW J. HOGAN
                                           -----------------------------
                                           Matthew J. Hogan
                                           Chief Financial Officer
                                           (principal financial and
                                           accounting officer)